Exhibit 10.20

SIF Project Agreement No. 811-811923

STRATEGIC INNOVATION FUND

AMENDMENT AGREEMENT NO. 1

This Amendment Agreement made

Between:	HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the Minister of Industry.

(the “Minister”)

And:

D-WAVE SYSTEMS INC., (resulting from the amalgamation of D-Wave Systems Inc. (D-Wave) with its parent company DWSI Holdings Inc.), a corporation duly amalgamated under the laws of British Columbia, having its head office located at 3033 Beta Ave., Burnaby, BC
Canada V5G 4M9.

(the “Recipient”)

Each a “Party” to this Amendment Agreement and collectively referred to as the “Parties”.

RECITALS

WHEREAS

A-

The Minister, D-Wave Systems Inc. (“D-Wave”) and DWSI Holdings Inc. (“DWSI”) entered into a contribution agreement executed on November 20, 2020 under the Strategic Innovation Fund. The contribution agreement is referred to as the “Contribution Agreement”;

B-	On December 7, 2020, the Minister was informed of the intention to proceed with the amalgamation of D-Wave with DWSI, as of January 1, 2021 in connection with an internal reorganization;

SIF Project No. 811-811923

C-

On January 1, 2021 by operation of law, the Recipient as the resulting corporation of the amalgamation of D-Wave and DWSI became liable for all obligations of D-Wave and DWSI including those under the Contribution Agreement; and

D-	The Minister and the Parties have agreed to amend the Contribution Agreement, inter alia, to reflect the amalgamation of D-Wave and DWSI in the Contribution Agreement.

NOW THEREFORE in consideration of their respective obligations set out below, the Parties hereto acknowledge and agree as follows:

Interpretation

1.	All capitalized terms not otherwise defined herein have the same meaning ascribed to them in the Contribution Agreement.

Execution

2.	This Amendment Agreement must be signed by the Parties and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it shall be null and void.

Amendment

3.	In the Contribution Agreement, all references to “Recipients” shall be replaced by “Recipient”.

4.	In the Contribution Agreement, all references to DWSI Holdings Inc. and/or D-Wave Systems Inc. shall be read as meaning D-Wave Systems Inc., as amalgamated.

5.	Schedule 4, Section 3.1 shall be deleted in its entirety and replaced with the following:

“The Recipient will provide the Minister a copy of their consolidated financial statements, accompanied by an externally prepared audit report or review report (as determined by the Minister) that has been issued by a licensed public accountant, or another alternative acceptable to the Minister, within four (4) months of the Recipient’s Fiscal Year end.”

SIF Project No. 811-811923

General

6.

Each of the Parties shall, at the request of the other Party to this Amendment Agreement, execute such documents and do such acts as may be reasonably required to carry out the terms of this Amendment Agreement.

7.	This Amendment Agreement may be executed in as many counterparts as are necessary, and when executed by all Parties hereto, such counterparts shall constitute one agreement.

8.	Except as amended by this Amendment Agreement, all of the provisions of the Contribution Agreement shall continue in full force and effect until such time as the Contribution Agreement is terminated.

9.	The Contribution Agreement and this Amendment Agreement will henceforth be read together and will have the effect as if all the provisions of such agreements were contained in one instrument.

10.	No modification, supplement or amendment to this Amendment Agreement shall be binding unless executed in writing by all of the Parties hereto.

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SIF Project No. 811-811923

IN WITNESS WHEREOF the Parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT OF CANADA as represented by the Minister of Industry

Per:	/s/ Denis Langevin	Date:	2021.08.24
Name:	Denis Langevin
Title:	A/Director, Investment Operations
Strategic Innovation Fund

D-WAVE SYSTEMS INC.

Per:	/s/ Alan Baratz	Date:	24-Aug-2021
Name:	Alan Baratz
Title:	CEO

I have authority to bind the Corporation.

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